UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

LIME ENERGY CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2016. LIME ENERGY CO. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. LIME ENERGY CO. ATTN: CORPORATE SECRETARY 4 GATEWAY CENTER, 4TH FLOOR 100 MULBERRY STREET NEWARK, NJ 07102 proxy materials and voting instructions. E09814-See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 18, 2016 Date: June 16, 2016Time: 9:00 AM ET Location:Lime Energy Co. 4 Gateway Center, 4th Floor 100 Mulberry Street Newark, New Jersey

Before You Vote How to Access the Proxy Materials If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for 3) BY E-MAIL*: sendmaterial@proxyvote.com How To Vote Please Choose One of the Following Voting Methods E09815-Vote In Person: Many stockholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX ProoxxyyMMaatetreirailas lAs vAavilablalebtloe VtoIEVWIEoWr REoCrERIVEEC: EIVE: ANNUAL REPORTNOTICE AND PROXY STATEMENTSHAREHOLDER LETTER How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2016 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items

The 2016 Annual Meeting of Stockholders of Lime Energy Co. will be held on June 16, 2016 at 4 Gateway Center, 4th Floor, 100 Mulberry Street, Newark, New Jersey, at 9:00 a.m. ET.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of Directors

   Nominees:

   1a. Gregory T. Barnum

   1b. Christopher W. Capps

   1c. Richard P. Kiphart

   1d. Tommy Mike Pappas

   1e. C. Adam Procell

The Board of Directors recommends you vote FOR proposals No. 2, 3, and 4.

2. Advisory vote to approve executive compensation.

3. Ratification of CohnReznick LLP as our independent registered public accounting firm for 2016.

4. Approval of the 2016 Employee Stock Purchase Plan.

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote these shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

E09816-

Voting Items

The 2016 Annual Meeting of Stockholders of Lime Energy Co. will be held on June 16, 2016 at 4 Gateway Center, 4th Floor, 100 Mulberry Street, Newark, New Jersey, at 9:00 a.m. ET.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of Directors

Nominees:

1a. Gregory T. Barnum

1b. Christopher W. Capps

1c. Richard P. Kiphart

1d. Tommy Mike Pappas

1e. C. Adam Procell

Series C Preferred Stock Voting Items

Election of Preferred Stock Directors

Nominees:

1f. Andreas Hildebrand

1g. Peter S. Macdonald

The Board of Directors recommends you vote FOR proposals No. 2, 3, and 4.

2. Advisory vote to approve executive compensation.

3. Ratification of CohnReznick LLP as our independent registered public accounting firm for 2016.

4. Approval of the 2016 Employee Stock Purchase Plan.

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote these shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

E09817-

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